Supplement to the
Fidelity® Series Government Bond Index Fund
October 30, 2020
STATEMENT OF  ADDITIONAL INFORMATION

The following information supplements information found in the “Management Contract” section.

The following table provides information relating to other accounts managed by Mr. Munclinger as of October 31, 2020:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	24	12	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$121,519	$13,152	$256
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Government Bond Index Fund ($238 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of October 31, 2020, the dollar range of shares of Fidelity® Series Government Bond Index Fund beneficially owned by Mr. Munclinger was none.

XGBB-21-011.9899788.101	January 21, 2021